                        CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" in the Registration Statement (Form S-3) and related Prospectus of ERP Operating Limited Partnership for the registration of $1,000,000,000 of debt securities and to the incorporation by reference therein of our reports indicated below with respect to the financial statements indicated below included or incorporated by reference in ERP Operating Limited Partnership's filings as indicated below, filed with the Securities and Exchange Commission.



                                 Date of
                                 -------
Financial Statements         Auditor's Report                Filing
--------------------         ----------------                ------
Consolidated               February 12, 1997          Annual Report on
financial                  except for Note 19,        Form 10-K
statements and             as to which the
schedule of                date is March 20,
ERP Operating Limited      1997
Partnership at
December 31, 1996
and for the year
then ended

Combined Statement         November 12, 1997          Current Report on
of Revenue and                                        Form 8-K, as
Certain Expenses of                                   amended by
the CAPREIT                                           Form 8-K/A
Acquired and                                          dated October 9,
Probable Properties                                   1997
for the year ended
December 31, 1996

Combined Statement         August 15, 1997            Current Report on
of Revenue and                                        Form 8-K, dated
Certain Expenses of                                   September 17, 1997
the Ameritech
Pension Trust
Probable Properties
for the year ended
December 31, 1996

Combined Statement         September 5, 1997          Current Report on
of Revenue and                                        Form 8-K, dated
Certain Expenses of                                   September 17, 1997
Paces on the Green
and Paces Station
for the year ended
December 31, 1996

Statement of               July 17, 1997              Current Report on
Revenue and Certain                                   Form 8-K dated
Expenses of Cascade                                   August 15, 1997
at Landmark for the
year ended December
31, 1996

Statement of               July 2, 1997               Current Report on
Revenue and Certain                                   Form 8-K dated
Expenses of Sabal                                     August 15, 1997
Palm Club (formerly
known as Post
Crossing (Pompano))
for the year ended
December 31, 1996


                                 Date of
                                 -------
Financial Statements         Auditor's Report                Filing
--------------------         ----------------                ------

Statement of               July 23, 1997              Current Report on
Revenue and Certain                                   Form 8-K dated
Expenses of Wood                                      August 15, 1997
Creek (Pleasant
Hill) for the year
ended December 31,
1996

Statement of               July 25, 1997              Current Report on
Revenue and Certain                                   Form 8-K dated
Expenses of                                           August 15, 1997
LaMirage for the
year ended December
31, 1996

Statement of               May 16, 1997               Current Report on
Revenue and Certain                                   Form 8-K dated May
Expenses of                                           20, 1997
Harborview for the
year ended December
31, 1996

Statement of               May 6, 1997                Current Report on
Revenue and Certain                                   Form 8-K dated May
Expenses of Trails                                    20, 1997
at Dominion for the
year ended December
31, 1996

Statement of               May 7, 1997                Current Report on
Revenue and Certain                                   Form 8-K dated May
Expenses of Rincon                                    20, 1997
for the year ended
December 31, 1996

Statement of               May 12, 1997               Current Report on
Revenue and Certain                                   Form 8-K dated May
Expenses of                                           20, 1997
Waterford at the
Lakes for the year
ended December 31,
1996

Statement of               May 16, 1997               Current Report on
Revenue and Certain                                   Form 8-K dated May
Expenses of Lincoln                                   20, 1997
Harbour for the
year ended December
31, 1996

Combined Statement         May 9, 1997                Current Report on
of Revenue and                                        Form 8-K dated May
Certain Expenses of                                   20, 1997
Knights Castle and
Club at the Green
for the year ended
December 31, 1996
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




                                 Date of
                                 -------
Financial Statements         Auditor's Report                Filing
--------------------         ----------------                ------

Combined Statements        March 25, 1997             Current Report on
of Revenue and                                        Form 8-K dated May
Certain Expenses of                                   20, 1997
the Zell/Merrill
Properties for each
of the three years
in the period ended
December 31, 1996

Combined Statement         May 17, 1996               Current Report on
of Revenue and                                        Form 8-K, as
Certain Expenses of                                   amended by Form
the 1996 Acquired                                     8-K/A, dated May
Properties and                                        23, 1996
Probable Properties
for the year ended
December 31, 1995

Combined Statement         November 7, 1996           Current Report on
of Revenue and                                        Form 8-K dated
Certain Expenses                                      November 15, 1996
for the 1996
Acquired Properties
for the year ended
December 31, 1995

Consolidated               February 10, 1997          Current Report on
financial                  except for Note 13,        Form 8-K, dated
statements and             as to which the            May 30, 1997
schedule of                date is February
Wellsford                  28, 1997
Residential
Property Trust at
December 31, 1996
and 1995 and for
each of the three
years in the period
ended December 31,
1996

Consolidated               January 31, 1997           Current Report on
financial                                             Form 8-K dated
statements and                                        September 10, 1997
schedule of Evans
Withycombe
Residential, L.P.
and subsidiaries at
December 31, 1996
and 1995 and for
each of the three
years in the period
ended December 31,
1996

                                                /s/ Ernst & Young LLP
                                                Ernst & Young LLP


Chicago, Illinois
January 30, 1998